UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2014

Heritage Oaks Bancorp
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

000-25020	77-0388249
(Commission File Number)	(IRS Employer Identification No.)

1222 Vine Street, Paso Robles, CA	93446
(Address of principal executive offices)	(Zip Code)

805-369-5200
(Registrant's Telephone Number, Including Area Code)

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 29, 2014, the Company issued a press release announcing the financial condition and results of operations for the first quarter, 2014.

A copy of the Q-1 Press Release and the Earnings Tables are attached to this Form 8-K as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 First Quarter Press Release Dated April 29, 2014 and the Earnings Tables

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heritage Oaks Bancorp
Date: April 29, 2014	By: /s/ LONNY ROBINSON Lonny Robinson Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	First Quarter Press Release dated April 29, 2014 and the Earnings Tables.